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                      SUPPLEMENT DATED NOVEMBER 19, 1999 TO

                        PROSPECTUS DATED MAY 1, 1999 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VLI SEPARATE ACCOUNT - 4

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. FOR ALL POLICIES ISSUED IN PUERTO RICO, REFERENCES IN YOUR PROSPECTUS TO "FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES" ARE CHANGED TO

         "Flexible Premium Variable Adjustable Life Insurance Policies"

2. THE SECOND PARAGRAPH OF THE "SUMMARY OF POLICY EXPENSES" PROVISION ON PAGE 6 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     Nationwide deducts a sales load and a premium expense charge from premium payments. The current sales load is 0.5% of each premium payment and is guaranteed never to exceed 2.5% of each premium payment. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

3. THE FIRST PARAGRAPH OF THE "SALES LOAD" PROVISION ON PAGE 13 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 2.5% of each premium payment. Currently, for all policy years the sales load is 0.5% of each premium payment.

4. THE LAST SENTENCE OF THE SIXTH PARAGRAPH OF THE "SURRENDER CHARGES" PROVISION ON PAGES 13 AND 14 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     Nationwide also currently deducts 0.5% of each premium payment for sales load.